UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-490

                          OPPENHEIMER EQUITY FUND, INC.
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
               (Address of principal executive offices) (Zip code)

                              ROBERT G. ZACK, ESQ.
                             OPPENHEIMERFUNDS, INC.
            TWO WORLD FINANCIAL CENTER, NEW YORK, NEW YORK 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                      Date of fiscal year end: DECEMBER 31

                   Date of reporting period: DECEMBER 31, 2005


ITEM 1. REPORTS TO STOCKHOLDERS.




TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

TOP TEN COMMON STOCK INDUSTRIES
--------------------------------------------------------------------------------
Software                                                                   10.5%
--------------------------------------------------------------------------------
Oil & Gas                                                                   7.1
--------------------------------------------------------------------------------
Media                                                                       5.5
--------------------------------------------------------------------------------
Diversified Financial Services                                              5.3
--------------------------------------------------------------------------------
Insurance                                                                   5.3
--------------------------------------------------------------------------------
Commercial Banks                                                            5.1
--------------------------------------------------------------------------------
Computers & Peripherals                                                     4.9
--------------------------------------------------------------------------------
Communications Equipment                                                    4.7
--------------------------------------------------------------------------------
Biotechnology                                                               3.9
--------------------------------------------------------------------------------
Aerospace & Defense                                                         3.6

Portfolio holdings and strategies are subject to change. Percentages are as of December 31, 2005, and are based on net assets. For up-to-date Top 10 Fund holdings, please visit www.oppenheimerfunds.com

TOP TEN COMMON STOCK HOLDINGS
--------------------------------------------------------------------------------
Microsoft Corp.                                                             4.5%
--------------------------------------------------------------------------------
UBS AG                                                                      2.6
--------------------------------------------------------------------------------
United Technologies Corp.                                                   2.5
--------------------------------------------------------------------------------
Altria Group, Inc.                                                          2.4
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                                           2.4
--------------------------------------------------------------------------------
Wells Fargo & Co.                                                           2.4
--------------------------------------------------------------------------------
BP plc, ADR                                                                 2.1
--------------------------------------------------------------------------------
Take-Two Interactive Software,  Inc.                                        1.8
--------------------------------------------------------------------------------
Wachovia Corp.                                                              1.7
--------------------------------------------------------------------------------
JPMorgan Chase & Co.                                                        1.7

Portfolio holdings and strategies are subject to change. Percentages are as of December 31, 2005 and are based on net assets. For up-to-date Top 10 Fund holdings, please visit www.oppenheimerfunds.com


                        7 | OPPENHEIMER EQUITY FUND, INC.

TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR ALLOCATION

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Information Technology                                                     26.4%

  Software                                                                 10.7

  Computers & Peripherals                                                   4.9

  Communications Equipment                                                  4.8

  Internet Software & Services                                              2.7

  Semiconductors & Semiconductor Equipment                                  2.4

  IT Services                                                               0.9

Financials                                                                 19.8

Consumer Discretionary                                                     14.5

Health Care                                                                10.2

Energy                                                                      9.6

Industrials                                                                 6.3

Consumer Staples                                                            5.1

Utilities                                                                   3.4

Materials                                                                   2.7

Telecommunication Services                                                  2.0
Portfolio holdings and strategies are subject to change. Percentages are as of December 31, 2005 and are based on the total market value of common stocks.
--------------------------------------------------------------------------------


                        8 | OPPENHEIMER EQUITY FUND, INC.

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED DECEMBER 31, 2005, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. Oppenheimer Equity Fund, Inc. produced attractive total returns and outperformed a majority of its peers during a volatile period for equities. The Fund benefited from strong stock selection in the financials, information technology and consumer discretionary sectors, while holdings in the industrials and telecommunication services sectors detracted from performance.

      The Fund delivered significantly positive returns in most areas it invested in during the reporting period. Compared to the benchmark, the S&P 500 Index, the Fund's performance proved especially strong in the following sectors: financials, information technology and consumer discretionary.

      In the financials sector, strong stock selection drove the Fund's outperformance. Top contributors included Genworth Financial, Inc., Lehman Brothers, Legg Mason and Franklin Resources. Genworth Financial, Inc., a spin off from General Electric, generated solid earnings and performed well during the period. The stock of brokerage firm Lehman Brothers was inexpensive (compared to other broker/dealers) when we purchased it, even though its profitability was among the best in the industry and its franchises and returns were improving. Since then, the market has taken note and the stock has climbed higher. Asset managers Legg Mason and Franklin Resources benefited from robust mutual fund inflows that helped to boost earnings and, as a result, their stock price. Legg Mason also benefited from an innovative deal to acquire Citigroup's asset management business.

      Although the Fund maintains a significant overweight in the information technology sector, it was successful stock selection that drove the Fund's strong performance. During the period we were finding many tech companies with strong cash flows benefiting from customers' increased capital investment activity, yet many companies in this space were not yet seeing their valuations rise in line with these fundamental improvements. We increased the Fund's weighting to this area because we believed many stocks could eventually benefit against this backdrop. In terms of performance for the period, top contributors included Apple Computer, Inc., Broadcom, Google, Inc., Novell, Inc. and Corning, Inc.

      Hardware company, Apple Computer, Inc.'s stock soared from strong sales of its iPod digital music player. Broadcom, a semiconductor company, performed well as the inventory correction the semiconductor sector experienced in 2004 ended and product demand increased for their significant array of new products. Internet search leader, Google, Inc. gained as the company's advertising revenues grew rapidly and investors came to recognize the underlying strength of Google's business. Novell, Inc., a software company, gained due to successful expense control in addition to investor optimism over the company's Linux strategy. Lastly, Corning, Inc., a diversified technology products maker, benefited from stronger-than-expected demand for liquid crystal display (LCD) TV's and Monitors.


                        9 | OPPENHEIMER EQUITY FUND, INC.

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

      The Fund's consumer discretionary securities also outperformed those within the benchmark. In particular, the Fund's retail stocks performed quite well. Strong contributors included clothing retailers Chico's FAS and Polo Ralph Lauren Corporation. Chico's extremely strong same-store sales growth drove the stock's price up. Polo Ralph Lauren Corporation benefited from improved quality control and a successful distribution expansion.

      Areas that detracted from performance included the industrials and telecommunication services sectors. The negative performance from the Fund's industrials area can be attributed primarily to weak stock selection, as well as a modest overweight during a time the sector underperformed. The two most significant detractors from performance were Tyco International Ltd. and Cendant Corporation. Although Tyco, a manufacturing conglomerate, had successfully recovered from its previous difficulties, several of its businesses underperformed. Cendant, a leading provider of travel and residential real estate services, also experienced weak performance during the period.

      Also detracting from results were telecommunication services due principally to underperfor-mance from the Fund's holding in IDT Corp., Cl. B as recent regulation changes have increased the risk of cost pressures in the "CLEC" (Competitive Local Exchange Carrier) part of their business.

      Lastly, we continue to maintain our overweighting in technology stocks with strong balance sheets and cash-flow-generation potential. In the current economic environment, we continue to identify what we believe are a number of attractive investment opportunities from both a growth and a value perspective.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until December 31, 2005. In the case of Class A, Class B, Class C and Class Y shares, performance is measured over a ten-fiscal-year period. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C, and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

      The Fund's performance is compared to the performance of the S&P 500 Index. The S&P 500 Index is a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                       10 | OPPENHEIMER EQUITY FUND, INC.

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

        Oppenheimer Equity Fund, Inc. (Class A)
        S&P 500 Index

                        Oppenheimer Equity Fund,
                             Inc. (Class A)        S&P 500 Index

12/31/1995                        9,425                10,000
03/31/1996                        9,969                10,537
06/30/1996                       10,375                11,009
09/30/1996                       10,671                11,349
12/31/1996                       11,284                12,295
03/31/1997                       11,328                12,625
06/30/1997                       12,779                14,827
09/30/1997                       14,002                15,937
12/31/1997                       14,375                16,395
03/31/1998                       15,904                18,680
06/30/1998                       16,508                19,300
09/30/1998                       14,721                17,385
12/31/1998                       17,416                21,084
03/31/1999                       17,985                22,134
06/30/1999                       19,116                23,691
09/30/1999                       18,156                22,215
12/31/1999                       20,610                25,518
03/31/2000                       22,278                26,103
06/30/2000                       21,545                25,409
09/30/2000                       22,152                25,163
12/31/2000                       19,452                23,196
03/31/2001                       17,669                20,447
06/30/2001                       18,329                21,643
09/30/2001                       15,786                18,468
12/31/2001                       17,422                20,441
03/31/2002                       17,171                20,497
06/30/2002                       15,596                17,753
09/30/2002                       13,804                14,687
12/31/2002                       14,322                15,925
03/31/2003                       13,885                15,423
06/30/2003                       15,799                17,796
09/30/2003                       16,370                18,267
12/31/2003                       18,083                20,490
03/31/2004                       18,418                20,837
06/30/2004                       18,536                21,195
09/30/2004                       18,099                20,799
12/31/2004                       20,023                22,718
03/31/2005                       19,543                22,230
06/30/2005                       20,226                22,535
09/30/2005                       21,316                23,347
12/31/2005                       21,657                23,833

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 12/31/05

1-Year 1.94%    5-Year 0.97%    10-Year 8.03%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE 1% CONTINGENT DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, 10-YEAR RETURNS FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 16 FOR FURTHER INFORMATION.


                       11 | OPPENHEIMER EQUITY FUND, INC.

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

        Oppenheimer Equity Fund, Inc. (Class B)
        S&P 500 Index

                        Oppenheimer Equity Fund,
                             Inc. (Class B)         S&P 500 Index

12/31/1995                       10,000                10,000
03/31/1996                       10,550                10,537
06/30/1996                       10,950                11,009
09/30/1996                       11,243                11,349
12/31/1996                       11,878                12,295
03/31/1997                       11,890                12,625
06/30/1997                       13,387                14,827
09/30/1997                       14,629                15,937
12/31/1997                       14,986                16,395
03/31/1998                       16,566                18,680
06/30/1998                       17,153                19,300
09/30/1998                       15,261                17,385
12/31/1998                       18,022                21,084
03/31/1999                       18,582                22,134
06/30/1999                       19,705                23,691
09/30/1999                       18,665                22,215
12/31/1999                       21,152                25,518
03/31/2000                       22,833                26,103
06/30/2000                       22,027                25,409
09/30/2000                       22,592                25,163
12/31/2000                       19,806                23,196
03/31/2001                       17,953                20,447
06/30/2001                       18,599                21,643
09/30/2001                       15,980                18,468
12/31/2001                       17,606                20,441
03/31/2002                       17,353                20,497
06/30/2002                       15,761                17,753
09/30/2002                       13,950                14,687
12/31/2002                       14,473                15,925
03/31/2003                       14,032                15,423
06/30/2003                       15,966                17,796
09/30/2003                       16,543                18,267
12/31/2003                       18,274                20,490
03/31/2004                       18,613                20,837
06/30/2004                       18,732                21,195
09/30/2004                       18,291                20,799
12/31/2004                       20,234                22,718
03/31/2005                       19,749                22,230
06/30/2005                       20,440                22,535
09/30/2005                       21,541                23,347
12/31/2005                       21,885                23,833

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 12/31/05

1-Year 2.36%   5-Year 0.95%   10-Year 8.15%


                       12 | OPPENHEIMER EQUITY FUND, INC.

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

        Oppenheimer Equity Fund, Inc. (Class C)
        S&P 500 Index

                        Oppenheimer Equity Fund,
                             Inc. (Class C)       S&P 500 Index

12/31/1995                       10,000                10,000
03/31/1996                       10,542                10,537
06/30/1996                       10,944                11,009
09/30/1996                       11,242                11,349
12/31/1996                       11,867                12,295
03/31/1997                       11,881                12,625
06/30/1997                       13,385                14,827
09/30/1997                       14,624                15,937
12/31/1997                       14,980                16,395
03/31/1998                       16,541                18,680
06/30/1998                       17,139                19,300
09/30/1998                       15,254                17,385
12/31/1998                       18,006                21,084
03/31/1999                       18,551                22,134
06/30/1999                       19,688                23,691
09/30/1999                       18,652                22,215
12/31/1999                       21,134                25,518
03/31/2000                       22,800                26,103
06/30/2000                       22,003                25,409
09/30/2000                       22,572                25,163
12/31/2000                       19,796                23,196
03/31/2001                       17,947                20,447
06/30/2001                       18,574                21,643
09/30/2001                       15,962                18,468
12/31/2001                       17,571                20,441
03/31/2002                       17,298                20,497
06/30/2002                       15,678                17,753
09/30/2002                       13,852                14,687
12/31/2002                       14,330                15,925
03/31/2003                       13,869                15,423
06/30/2003                       15,746                17,796
09/30/2003                       16,258                18,267
12/31/2003                       17,929                20,490
03/31/2004                       18,219                20,837
06/30/2004                       18,288                21,195
09/30/2004                       17,827                20,799
12/31/2004                       19,668                22,718
03/31/2005                       19,144                22,230
06/30/2005                       19,762                22,535
09/30/2005                       20,791                23,347
12/31/2005                       21,075                23,833

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 12/31/05

1-Year 6.20%   5-Year 1.26%   10-Year 7.74%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE 1% CONTINGENT DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, 10-YEAR RETURNS FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 16 FOR FURTHER INFORMATION.


                       13 | OPPENHEIMER EQUITY FUND, INC.

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS N SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

        Oppenheimer Equity Fund, Inc. (Class N)
        S&P 500 Index

                        Oppenheimer Equity Fund,
                              Inc. (Class N)         S&P 500 Index

03/01/2001                       10,000                10,000
03/31/2001                        9,402                 9,367
06/30/2001                        9,745                 9,915
09/30/2001                        8,392                 8,460
12/31/2001                        9,246                 9,364
03/31/2002                        9,103                 9,390
06/30/2002                        8,264                 8,132
09/30/2002                        7,318                 6,728
12/31/2002                        7,568                 7,295
03/31/2003                        7,336                 7,065
06/30/2003                        8,345                 8,153
09/30/2003                        8,630                 8,368
12/31/2003                        9,532                 9,387
03/31/2004                        9,692                 9,545
06/30/2004                        9,746                 9,710
09/30/2004                        9,505                 9,528
12/31/2004                       10,503                10,407
03/31/2005                       10,239                10,184
06/30/2005                       10,581                10,323
09/30/2005                       11,139                10,695
12/31/2005                       11,314                10,918

AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES WITH SALES CHARGE OF THE FUND AT 12/31/05

1-Year 6.76%   5-Year N/A   Since Inception (3/1/01) 2.59%


                       14 | OPPENHEIMER EQUITY FUND, INC.

CLASS Y SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

        Oppenheimer Equity Fund, Inc. (Class Y)
        S&P 500 Index

                        Oppenheimer Equity Fund,
                             Inc. (Class Y)        S&P 500 Index

12/31/1995                       10,000                10,000
03/31/1996                       10,569                10,537
06/30/1996                       11,003                11,009
09/30/1996                       11,331                11,349
12/31/1996                       11,988                12,295
03/31/1997                       12,039                12,625
06/30/1997                       13,584                14,827
09/30/1997                       14,886                15,937
12/31/1997                       15,288                16,395
03/31/1998                       16,933                18,680
06/30/1998                       17,580                19,300
09/30/1998                       15,688                17,385
12/31/1998                       18,550                21,084
03/31/1999                       19,158                22,134
06/30/1999                       20,376                23,691
09/30/1999                       19,346                22,215
12/31/1999                       21,986                25,518
03/31/2000                       23,766                26,103
06/30/2000                       22,989                25,409
09/30/2000                       23,654                25,163
12/31/2000                       20,768                23,196
03/31/2001                       18,881                20,447
06/30/2001                       19,586                21,643
09/30/2001                       16,889                18,468
12/31/2001                       18,630                20,441
03/31/2002                       18,361                20,497
06/30/2002                       16,677                17,753
09/30/2002                       14,779                14,687
12/31/2002                       15,315                15,925
03/31/2003                       14,866                15,423
06/30/2003                       16,915                17,796
09/30/2003                       17,526                18,267
12/31/2003                       19,377                20,490
03/31/2004                       19,737                20,837
06/30/2004                       19,863                21,195
09/30/2004                       19,413                20,799
12/31/2004                       21,484                22,718
03/31/2005                       20,969                22,230
06/30/2005                       21,682                22,535
09/30/2005                       22,870                23,347
12/31/2005                       23,246                23,833

AVERAGE ANNUAL TOTAL RETURNS OF CLASS Y SHARES OF THE FUND AT
12/31/05

1-Year 8.20%   5-Year 2.28%   10-Year 8.80%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE 1% CONTINGENT DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, 10-YEAR RETURNS FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 16 FOR FURTHER INFORMATION.


                       15 | OPPENHEIMER EQUITY FUND, INC.

NOTES
--------------------------------------------------------------------------------

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND OTHER CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, CALLING US AT 1.800.525.7048 OR VISITING OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

CLASS A shares of the Fund were first publicly offered on 10/2/47. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. The Fund's maximum sales charge for Class A shares was higher prior to 4/1/91, so actual performance may have been lower.

CLASS B shares of the Fund were first publicly offered on 5/3/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "10-year" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 8/29/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.


                       16 | OPPENHEIMER EQUITY FUND, INC.

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 6/1/94. Class Y shares are offered only to certain institutional investors under special agreements with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                       17 | OPPENHEIMER EQUITY FUND, INC.

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2005.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in


                       18 | OPPENHEIMER EQUITY FUND, INC.

the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

                              BEGINNING        ENDING          EXPENSES
                              ACCOUNT          ACCOUNT         PAID DURING
                              VALUE            VALUE           6 MONTHS ENDED
                              (7/1/05)         (12/31/05)      DECEMBER 31, 2005
--------------------------------------------------------------------------------
Class A Actual                $1,000.00        $1,070.70       $4.60
--------------------------------------------------------------------------------
Class A Hypothetical           1,000.00         1,020.77        4.49
--------------------------------------------------------------------------------
Class B Actual                 1,000.00         1,066.50        9.31
--------------------------------------------------------------------------------
Class B Hypothetical           1,000.00         1,016.23        9.09
--------------------------------------------------------------------------------
Class C Actual                 1,000.00         1,066.50        9.31
--------------------------------------------------------------------------------
Class C Hypothetical           1,000.00         1,016.23        9.09
--------------------------------------------------------------------------------
Class N Actual                 1,000.00         1,069.30        6.80
--------------------------------------------------------------------------------
Class N Hypothetical           1,000.00         1,018.65        6.64
--------------------------------------------------------------------------------
Class Y Actual                 1,000.00         1,072.10        3.87
--------------------------------------------------------------------------------
Class Y Hypothetical           1,000.00         1,021.48        3.78

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended December 31, 2005 are as follows:

CLASS       EXPENSE RATIOS
--------------------------
Class A         0.88%
--------------------------
Class B         1.78
--------------------------
Class C         1.78
--------------------------
Class N         1.30
--------------------------
Class Y         0.74

--------------------------------------------------------------------------------


                       19 | OPPENHEIMER EQUITY FUND, INC.

STATEMENT OF INVESTMENTS  December 31, 2005
--------------------------------------------------------------------------------

                                                                           VALUE
                                                      SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--99.2%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--14.4%
--------------------------------------------------------------------------------
AUTO COMPONENTS--0.6%
Autoliv, Inc.                                        369,100   $     16,764,522
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--1.2%
Carnival Corp.                                       254,600         13,613,462
--------------------------------------------------------------------------------
Starbucks Corp. 1                                    578,900         17,372,789
                                                               -----------------
                                                                     30,986,251

--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.5%
Harman International
Industries, Inc.                                     138,700         13,571,795
--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--1.1%
eBay, Inc. 1                                         672,700         29,094,275
--------------------------------------------------------------------------------
MEDIA--5.5%
Comcast Corp., Cl. A 1                               618,700         16,061,452
--------------------------------------------------------------------------------
Comcast Corp., Cl. A
Special, Non-Vtg. 1                                  978,700         25,142,803
--------------------------------------------------------------------------------
Liberty Global, Inc.,
Series A                                           1,268,537         28,542,083
--------------------------------------------------------------------------------
Liberty Global, Inc.,
Series C 1                                         1,919,637         40,696,304
--------------------------------------------------------------------------------
News Corp., Inc.,
Cl. A                                              1,343,400         20,889,870
--------------------------------------------------------------------------------
Univision
Communications, Inc.,
Cl. A 1                                              161,000          4,731,790
--------------------------------------------------------------------------------
Walt Disney Co. (The)                                422,100         10,117,737
                                                               -----------------
                                                                    146,182,039

--------------------------------------------------------------------------------
MULTILINE RETAIL--1.4%
Kohl's Corp. 1                                       324,900         15,790,140
--------------------------------------------------------------------------------
Target Corp.                                         400,000         21,988,000
                                                               -----------------
                                                                     37,778,140

--------------------------------------------------------------------------------
SPECIALTY RETAIL--2.9%
Best Buy Co., Inc.                                   290,700         12,639,636
--------------------------------------------------------------------------------
Chico's FAS, Inc. 1                                  311,100         13,666,623
--------------------------------------------------------------------------------
Staples, Inc.                                      1,456,800         33,083,928
--------------------------------------------------------------------------------
Urban Outfitters, Inc. 1                             117,800          2,981,518
--------------------------------------------------------------------------------
Williams-Sonoma, Inc. 1                              352,200         15,197,430
                                                               -----------------
                                                                     77,569,135

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--1.2%
Nike, Inc., Cl. B                                    159,500   $     13,843,005
--------------------------------------------------------------------------------
Polo Ralph
Lauren Corp.                                         293,200         16,460,248
                                                               -----------------
                                                                     30,303,253

--------------------------------------------------------------------------------
CONSUMER STAPLES--5.1%
--------------------------------------------------------------------------------
BEVERAGES--1.1%
Diageo plc,
Sponsored ADR                                        113,100          6,593,730
--------------------------------------------------------------------------------
PepsiCo, Inc.                                        372,800         22,025,024
                                                               -----------------
                                                                     28,618,754

--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--0.5%
Wal-Mart Stores, Inc.                                275,700         12,902,760
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--1.1%
Colgate-Palmolive Co.                                227,100         12,456,435
--------------------------------------------------------------------------------
Procter & Gamble Co.
(The)                                                281,595         16,298,719
                                                               -----------------
                                                                     28,755,154

--------------------------------------------------------------------------------
TOBACCO--2.4%
Altria Group, Inc.                                   863,600         64,528,192
--------------------------------------------------------------------------------
ENERGY--9.5%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--2.4%
Halliburton Co.                                      519,100         32,163,436
--------------------------------------------------------------------------------
National Oilwell
Varco, Inc. 1                                        240,700         15,091,890
--------------------------------------------------------------------------------
Transocean, Inc. 1                                   244,700         17,053,143
                                                               -----------------
                                                                     64,308,469

--------------------------------------------------------------------------------
OIL & GAS--7.1%
Amerada Hess Corp.                                   106,300         13,480,966
--------------------------------------------------------------------------------
Apache Corp.                                         189,000         12,950,280
--------------------------------------------------------------------------------
BP plc, ADR                                          883,500         56,738,370
--------------------------------------------------------------------------------
EOG Resources, Inc.                                   73,200          5,370,684
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                  1,143,700         64,241,629
--------------------------------------------------------------------------------
TotalFinaElf SA,
Sponsored ADR                                        183,600         23,207,040
--------------------------------------------------------------------------------
XTO Energy, Inc.                                     293,700         12,905,178
                                                               -----------------
                                                                    188,894,147


                       20 | OPPENHEIMER EQUITY FUND, INC.

                                                                           VALUE
                                                      SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
FINANCIALS--19.7%
--------------------------------------------------------------------------------
CAPITAL MARKETS--2.6%
UBS AG                                               736,100   $     70,039,915
--------------------------------------------------------------------------------
COMMERCIAL BANKS--5.1%
Bank of America Corp.                                567,592         26,194,371
--------------------------------------------------------------------------------
Wachovia Corp.                                       872,000         46,093,920
--------------------------------------------------------------------------------
Wells Fargo & Co.                                  1,020,500         64,118,015
                                                               -----------------
                                                                    136,406,306

--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--5.3%
Ameritrade
Holding Corp.                                        199,100          4,778,400
--------------------------------------------------------------------------------
Capital One
Financial Corp.                                      403,200         34,836,480
--------------------------------------------------------------------------------
Chicago Mercantile
Exchange (The)                                         7,900          2,903,171
--------------------------------------------------------------------------------
Citigroup, Inc.                                      287,766         13,965,284
--------------------------------------------------------------------------------
Goldman Sachs
Group, Inc. (The)                                    114,000         14,558,940
--------------------------------------------------------------------------------
JPMorgan Chase & Co.                               1,156,100         45,885,609
--------------------------------------------------------------------------------
Legg Mason, Inc.                                     156,900         18,779,361
--------------------------------------------------------------------------------
Lehman Brothers
Holdings, Inc.                                        41,900          5,370,323
                                                               -----------------
                                                                    141,077,568

--------------------------------------------------------------------------------
INSURANCE--5.3%
AFLAC, Inc.                                          279,800         12,988,316
--------------------------------------------------------------------------------
American International
Group, Inc.                                          653,500         44,588,305
--------------------------------------------------------------------------------
Everest Re Group Ltd.                                140,400         14,089,140
--------------------------------------------------------------------------------
Genworth Financial, Inc.,
Cl.A                                                 952,200         32,927,076
--------------------------------------------------------------------------------
Marsh & McLennan
Cos., Inc.                                           450,300         14,301,528
--------------------------------------------------------------------------------
Platinum Underwriters
Holdings Ltd.                                        678,400         21,077,888
                                                               -----------------
                                                                    139,972,253

--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--1.4%
Countrywide Financial Corp.                          573,100         19,594,289
--------------------------------------------------------------------------------
Freddie Mac                                          254,400         16,625,040
                                                               -----------------
                                                                     36,219,329

                                                                           VALUE
                                                      SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
HEALTH CARE--10.1%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--3.9%
Amgen, Inc. 1                                        257,900   $     20,337,994
--------------------------------------------------------------------------------
Genentech, Inc. 1                                    341,600         31,598,000
--------------------------------------------------------------------------------
Genzyme Corp.
(General Division) 1                                 236,200         16,718,236
--------------------------------------------------------------------------------
Gilead Sciences, Inc. 1                              216,800         11,410,184
--------------------------------------------------------------------------------
MedImmune, Inc. 1                                    318,600         11,157,372
--------------------------------------------------------------------------------
Wyeth                                                283,300         13,051,631
                                                               -----------------
                                                                    104,273,417

--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--3.4%
Alcon, Inc.                                          108,600         14,074,560
--------------------------------------------------------------------------------
Bard (C.R.), Inc.                                     80,500          5,306,560
--------------------------------------------------------------------------------
Gen-Probe, Inc. 1                                    207,500         10,123,925
--------------------------------------------------------------------------------
Kinetic Concepts, Inc. 1                             173,300          6,890,408
--------------------------------------------------------------------------------
Medtronic, Inc.                                      257,200         14,807,004
--------------------------------------------------------------------------------
Varian Medical
Systems, Inc. 1                                      782,300         39,380,982
                                                               -----------------
                                                                     90,583,439

--------------------------------------------------------------------------------
PHARMACEUTICALS--2.8%
Novartis AG, ADR                                     418,200         21,947,136
--------------------------------------------------------------------------------
Pfizer, Inc.                                         847,100         19,754,372
--------------------------------------------------------------------------------
Sanofi-Aventis SA, ADR                               726,900         31,910,910
                                                               -----------------
                                                                     73,612,418

--------------------------------------------------------------------------------
INDUSTRIALS--6.3%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--3.6%
General Dynamics Corp.                                90,000         10,264,500
--------------------------------------------------------------------------------
Honeywell International, Inc.                        360,700         13,436,075
--------------------------------------------------------------------------------
Raytheon Co.                                         140,000          5,621,000
--------------------------------------------------------------------------------
United Technologies Corp.                          1,197,600         66,957,816
                                                               -----------------
                                                                     96,279,391

--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--1.4%
Cendant Corp.                                      2,218,400         38,267,400


                       21 | OPPENHEIMER EQUITY FUND, INC.

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.3%
Rockwell Automation, Inc.                            115,600   $      6,838,896
--------------------------------------------------------------------------------
MACHINERY--0.5%
Oshkosh Truck Corp.                                  276,400         12,324,676
--------------------------------------------------------------------------------
MARINE--0.5%
UTI Worldwide, Inc.                                  145,000         13,461,800
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--26.1%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--4.7%
Cisco Systems, Inc. 1                              2,404,000         41,156,480
--------------------------------------------------------------------------------
Corning, Inc. 1                                    1,750,000         34,405,000
--------------------------------------------------------------------------------
F5 Networks, Inc. 1                                  195,000         11,152,050
--------------------------------------------------------------------------------
Motorola, Inc.                                       870,500         19,664,595
--------------------------------------------------------------------------------
QUALCOMM, Inc.                                       456,500         19,666,020
                                                               -----------------
                                                                    126,044,145

--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--4.9%
Apple Computer, Inc. 1                               457,000         32,853,730
--------------------------------------------------------------------------------
EMC Corp. 1                                        3,239,900         44,127,438
--------------------------------------------------------------------------------
Hutchinson
Technology, Inc. 1                                   530,000         15,078,500
--------------------------------------------------------------------------------
International Business
Machines Corp.                                       330,100         27,134,220
--------------------------------------------------------------------------------
Network Appliance, Inc. 1                            357,200          9,644,400
                                                               -----------------
                                                                    128,838,288

--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--2.7%
Google, Inc., Cl. A 1                                 94,100         39,038,326
--------------------------------------------------------------------------------
VeriSign, Inc. 1                                     511,900         11,220,848
--------------------------------------------------------------------------------
Yahoo!, Inc. 1                                       541,500         21,215,970
                                                               -----------------
                                                                     71,475,144

--------------------------------------------------------------------------------
IT SERVICES--0.9%
Cognizant Technology
Solutions Corp. 1                                    291,300         14,666,955
--------------------------------------------------------------------------------
NAVTEQ Corp. 1                                       232,700         10,208,549
                                                               -----------------
                                                                     24,875,504

--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--2.4%
Applied Materials, Inc.                              767,800         13,774,332
--------------------------------------------------------------------------------
Broadcom Corp., Cl. A 1                              544,600         25,677,890

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT Continued
International Rectifier Corp. 1                      342,300   $     10,919,370
--------------------------------------------------------------------------------
Maxim Integrated Products, Inc.                      358,600         12,995,664
                                                               -----------------
                                                                     63,367,256

--------------------------------------------------------------------------------
SOFTWARE--10.5%
Adobe Systems, Inc.                                  463,054         17,114,476
--------------------------------------------------------------------------------
Amdocs Ltd. 1                                        355,900          9,787,250
--------------------------------------------------------------------------------
Autodesk, Inc.                                       387,600         16,647,420
--------------------------------------------------------------------------------
Microsoft Corp.                                    4,572,300        119,565,645
--------------------------------------------------------------------------------
Novell, Inc. 1                                     1,929,415         17,036,734
--------------------------------------------------------------------------------
SAP AG, Sponsored ADR                                370,800         16,711,956
--------------------------------------------------------------------------------
Synopsys, Inc. 1                                   1,799,500         36,097,970
--------------------------------------------------------------------------------
Take-Two Interactive Software, Inc. 1              2,656,854         47,026,316
                                                               -----------------
                                                                    279,987,767

--------------------------------------------------------------------------------
MATERIALS--2.7%
--------------------------------------------------------------------------------
CHEMICALS--2.1%
Monsanto Co.                                         290,300         22,506,959
--------------------------------------------------------------------------------
Praxair, Inc.                                        613,000         32,464,480
                                                               -----------------
                                                                     54,971,439

--------------------------------------------------------------------------------
METALS & MINING--0.6%
Phelps Dodge Corp.                                   120,800         17,379,496
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--1.9%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--1.9%
IDT Corp., Cl. B 1                                 1,367,837         16,003,693
--------------------------------------------------------------------------------
NeuStar, Inc., Cl. A 1                               356,700         10,875,783
--------------------------------------------------------------------------------
Sprint Nextel Corp.                                1,089,500         25,450,720
                                                               -----------------
                                                                     52,330,196

--------------------------------------------------------------------------------
UTILITIES--3.4%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--2.9%
AES Corp. (The) 1                                  2,320,000         36,725,600
--------------------------------------------------------------------------------
CMS Energy Corp. 1                                 1,099,900         15,959,549
--------------------------------------------------------------------------------
PG&E Corp.                                           256,000          9,502,720
--------------------------------------------------------------------------------
Reliant Energy, Inc. 1                             1,460,400         15,071,328
                                                               -----------------
                                                                     77,259,197


                       22 | OPPENHEIMER EQUITY FUND, INC.

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
GAS UTILITIES--0.5%
Sempra Energy                                        275,300   $     12,344,451
                                                               -----------------
Total Common Stocks
(Cost $2,221,905,722)                                             2,638,486,577

                           DATE      STRIKE     CONTRACTS
--------------------------------------------------------------------------------
OPTIONS PURCHASED--0.2%
--------------------------------------------------------------------------------
Apple
Computer, Inc. Put 1      4/24/06    $  75            942               744,180
--------------------------------------------------------------------------------
Corning, Inc. Put 1       5/22/06       20         14,007             2,661,330
--------------------------------------------------------------------------------
Genentech, Inc. Put 1     3/20/06       95          2,400             1,536,000
--------------------------------------------------------------------------------
Varian Medical Systems,
Inc. Put 1                5/22/06
                                        50            169                49,010
                                                                ----------------
Total Options Purchased
(Cost $4,311,589)                                                     4,990,520

                                                   PRINCIPAL              VALUE
                                                      AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--0.8%
--------------------------------------------------------------------------------
Undivided interest of 1.70% in joint
repurchase agreement (Principal Amount/
Value $1,203,488,000, with a maturity value of
$1,204,036,256) with UBS Warburg LLC,
4.10%, dated 12/30/05, to be repurchased
at $20,456,315 on 1/3/06, collateralized by
Federal Home Loan Mortgage Corp.,
5%--5.50%, 1/1/35--11/1/35, with a value
of $565,118,538 and Federal National
Mortgage Assn., 5.50%--6%,
11/1/34--1/1/36, with a
value of $676,946,908
(Cost $20,447,000)                               $20,447,000   $     20,447,000

--------------------------------------------------------------------------------
TOTAL INVESTMENTS,
AT VALUE
(COST $2,246,664,311)                                  100.2%     2,663,924,097
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF
OTHER ASSETS                                            (0.2)        (5,391,347)
                                                 -------------------------------
NET ASSETS                                             100.0%  $  2,658,532,750
                                                 ===============================

FOOTNOTE TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       23 | OPPENHEIMER EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2005
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------------------
Investments, at value (cost $2,246,664,311)--see accompanying statement
of investments                                                               $2,663,924,097
-------------------------------------------------------------------------------------------
Cash                                                                              1,509,855
-------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                 33,942,545
Shares of capital stock sold                                                      2,545,790
Interest and dividends                                                            1,876,274
Other                                                                                72,269
                                                                             --------------
Total assets                                                                  2,703,870,830

-------------------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                            40,760,411
Shares of capital stock redeemed                                                  2,530,362
Distribution and service plan fees                                                1,417,224
Transfer and shareholder servicing agent fees                                       318,087
Shareholder communications                                                          201,371
Directors' compensation                                                              52,313
Other                                                                                58,312
                                                                             --------------
Total liabilities                                                                45,338,080

-------------------------------------------------------------------------------------------
NET ASSETS                                                                   $2,658,532,750
                                                                             ==============

-------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-------------------------------------------------------------------------------------------
Par value of shares of capital stock                                         $   25,409,163
-------------------------------------------------------------------------------------------
Additional paid-in capital                                                    2,190,993,665
-------------------------------------------------------------------------------------------
Accumulated net investment income                                                 1,062,287
-------------------------------------------------------------------------------------------
Accumulated net realized gain on investments                                     23,807,849
-------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                      417,259,786
                                                                             --------------
NET ASSETS                                                                   $2,658,532,750
                                                                             ==============


                       24 | OPPENHEIMER EQUITY FUND, INC.

----------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
----------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $2,297,160,668
and 218,561,604 shares of capital stock outstanding)                                                $10.51
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)     $11.15
----------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $206,957,066 and 20,515,389 shares
of capital stock outstanding)                                                                       $10.09
----------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $76,678,956 and 7,596,849 shares
of capital stock outstanding)                                                                       $10.09
----------------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $18,813,696 and 1,813,111 shares
of capital stock outstanding)                                                                       $10.38
----------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of
$58,922,364 and 5,604,679 shares of capital stock outstanding)                                      $10.51

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       25 | OPPENHEIMER EQUITY FUND, INC.

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $307,764)          $  32,252,463
--------------------------------------------------------------------------------
Interest                                                                826,562
--------------------------------------------------------------------------------
Other income                                                             72,937
                                                                  --------------
Total investment income                                              33,151,962

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                      13,796,095
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                               4,623,893
Class B                                                               2,247,375
Class C                                                                 750,560
Class N                                                                  81,217
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                               2,750,468
Class B                                                                 474,502
Class C                                                                 168,133
Class N                                                                  38,972
Class Y                                                                 117,651
--------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                 393,707
Class B                                                                 100,208
Class C                                                                  20,624
Class N                                                                   1,882
--------------------------------------------------------------------------------
Directors' compensation                                                  43,658
--------------------------------------------------------------------------------
Custodian fees and expenses                                              25,912
--------------------------------------------------------------------------------
Administration service fees                                               1,500
--------------------------------------------------------------------------------
Other                                                                   209,714
                                                                  -------------
Total expenses                                                       25,846,071
Less reduction to custodian expenses                                     (1,403)
                                                                  --------------
Net expenses                                                         25,844,668

--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                 7,307,294

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
--------------------------------------------------------------------------------
Net realized gain on investments                                    253,224,426
--------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                (59,842,214)

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ 200,689,506
                                                                  ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       26 | OPPENHEIMER EQUITY FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                         2005               2004
--------------------------------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------------------------------
Net investment income                                                $     7,307,294    $    12,852,271
--------------------------------------------------------------------------------------------------------
Net realized gain                                                        253,224,426        275,451,300
--------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                    (59,842,214)       (20,377,609)
                                                                     -----------------------------------
Net increase in net assets resulting from operations                     200,689,506        267,925,962

--------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                   (8,377,228)       (12,499,114)
Class B                                                                           --                 --
Class C                                                                           --                 --
Class N                                                                       (9,984)           (24,732)
Class Y                                                                     (291,835)          (391,988)
--------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                 (235,402,558)      (193,031,939)
Class B                                                                  (21,960,062)       (23,068,440)
Class C                                                                   (8,113,958)        (6,799,567)
Class N                                                                   (1,928,967)        (1,346,939)
Class Y                                                                   (5,988,136)        (4,861,644)

--------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from capital stock transactions:
Class A                                                                   94,842,730        (36,291,319)
Class B                                                                  (48,827,246)       (65,902,307)
Class C                                                                    2,158,473          1,729,988
Class N                                                                    4,151,479          2,094,158
Class Y                                                                    3,850,529            500,196

--------------------------------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------------------------------
Total decrease                                                           (25,207,257)       (71,967,685)
--------------------------------------------------------------------------------------------------------
Beginning of period                                                    2,683,740,007      2,755,707,692
                                                                     -----------------------------------
End of period (including accumulated net investment income of
$1,062,287 and $2,024,745, respectively)                             $ 2,658,532,750    $ 2,683,740,007
                                                                     ===================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       27 | OPPENHEIMER EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A   YEAR ENDED DECEMBER 31,                2005             2004             2003               2002             2001
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $    10.84       $    10.77       $     8.53         $    10.40       $    11.78
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                             .04 1            .07 1            .02                .03              .08
Net realized and unrealized gain (loss)           .86             1.07             2.22              (1.88)           (1.31)
                                           -----------------------------------------------------------------------------------
Total from investment operations                  .90             1.14             2.24              (1.85)           (1.23)
------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment                    (.04)            (.07)              --               (.02)            (.11)
income
Distributions from net realized gain            (1.19)           (1.00)              --                 --             (.04)
                                           -----------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                 (1.23)           (1.07)              --               (.02)            (.15)
------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period             $    10.51       $    10.84       $    10.77         $     8.53       $    10.40
                                           ===================================================================================

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2               8.16%           10.73% 3         26.26%            (17.80)%         (10.43)%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)   $2,297,161       $2,270,477       $2,283,036         $1,933,397       $2,665,614
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)          $2,238,135       $2,248,969       $2,035,816         $2,255,746       $2,847,999
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                            0.38%            0.61%            0.19%              0.29%            0.66%
Total expenses                                   0.89% 5          0.89% 5          0.90% 5,6          0.96% 5          0.90% 5
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                            75%              91%             108%                95%             116%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes a investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Less than 0.01% of the Fund's return consists of a voluntary payment to the Fund by the Manager.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       28 | OPPENHEIMER EQUITY FUND, INC.

CLASS B  YEAR ENDED DECEMBER 31,                           2005            2004            2003            2002            2001
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $   10.51       $   10.51       $    8.39       $   10.30       $   11.65
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                        (.05) 1         (.04) 1         (.08)           (.05)           (.01)
Net realized and unrealized gain (loss)                     .82            1.04            2.20           (1.86)          (1.29)
                                                      ----------------------------------------------------------------------------
Total from investment operations                            .77            1.00            2.12           (1.91)          (1.30)
----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                         --              --              --              --            (.01)
Distributions from net realized gain                      (1.19)          (1.00)             --              --            (.04)
                                                      ----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                           (1.19)          (1.00)             --              --            (.05)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $   10.09       $   10.51       $   10.51       $    8.39       $   10.30
                                                      ============================================================================

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                         7.16%           9.70% 3        25.27%         (18.54)%        (11.15)%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)              $ 206,957       $ 263,376       $ 327,809       $ 334,345       $ 570,715
----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $ 224,966       $ 283,662       $ 315,065       $ 430,844       $ 658,336
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment loss                                       (0.52)%         (0.35)%         (0.73)%         (0.55)%         (0.13)%
Total expenses                                             1.79% 5         1.81% 5,6       1.83% 5,6       1.80% 5         1.69% 5
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      75%             91%            108%             95%            116%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes a investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. 0.11% of the Fund's return consists of a voluntary payment to the Fund by the Manager. Excluding this payment, total return would have been 9.59%.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       29 | OPPENHEIMER EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS C  YEAR ENDED DECEMBER 31,                           2005            2004            2003            2002            2001
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $   10.51       $   10.51       $    8.40       $   10.30       $   11.67
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                        (.05) 1         (.03) 1         (.07)           (.06)           (.01)
Net realized and unrealized gain (loss)                     .82            1.03            2.18           (1.84)          (1.30)
                                                      ----------------------------------------------------------------------------
Total from investment operations                            .77            1.00            2.11           (1.90)          (1.31)
----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                         --              --              --              --            (.02)
Distributions from net realized gain                      (1.19)          (1.00)             --              --            (.04)
                                                      ----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                           (1.19)          (1.00)             --              --            (.06)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $   10.09       $   10.51       $   10.51       $    8.40       $   10.30
                                                      ============================================================================

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                         7.16%           9.70% 3        25.12%         (18.45)%        (11.24)%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)              $  76,679       $  77,438       $  75,620       $  62,561       $  90,440
----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $  75,144       $  74,618       $  66,739       $  74,785       $  98,104
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment loss                                       (0.52)%         (0.31)%         (0.74)%         (0.56)%         (0.13)%
Total expenses                                             1.79% 5         1.80% 5         1.84% 5,6       1.81% 5         1.69% 5
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      75%             91%            108%             95%            116%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes a investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Less than 0.01% of the Fund's return consists of a voluntary payment to the Fund by the Manager.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       30 | OPPENHEIMER EQUITY FUND, INC.

CLASS N     YEAR ENDED DECEMBER 31,                       2005            2004           2003             2002         2001 1
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $    10.73      $    10.68     $     8.48       $    10.36     $    11.38
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                -- 2,3         .02 2           -- 3            .07            .02
Net realized and unrealized gain (loss)                    .85            1.05           2.20            (1.95)          (.88)
                                                    ----------------------------------------------------------------------------
Total from investment operations                           .85            1.07           2.20            (1.88)          (.86)
--------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.01)           (.02)            --               --           (.12)
Distributions from net realized gain                     (1.19)          (1.00)            --               --           (.04)
                                                    ----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                          (1.20)          (1.02)            --               --           (.16)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $    10.38      $    10.73     $    10.68       $     8.48     $    10.36
                                                    ============================================================================

--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 4                        7.72%          10.19% 5       25.94%          (18.15)%        (7.54)%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)            $   18,814      $   15,347     $   13,145       $    4,278     $    1,368
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $   16,262      $   14,488     $    9,062       $    3,519     $      593
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 6
Net investment income (loss)                             (0.02)%          0.16%         (0.20)%          (0.10)%         0.20%
Total expenses                                            1.29% 7         1.35% 7        1.33% 7,8        1.30% 7        1.23% 7
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     75%             91%           108%              95%           116%

1. For the period from March 1, 2001 (inception of offering) to December 31,
2001.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes a investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5. 0.10% of the Fund's return consists of a voluntary payment to the Fund by the Manager. Excluding this payment, total return would have been 10.09%.

6. Annualized for periods of less than one full year.

7. Reduction to custodian expenses less than 0.01%.

8. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       31 | OPPENHEIMER EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS Y     YEAR ENDED DECEMBER 31,                       2005            2004           2003             2002           2001
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $    10.85      $    10.78     $     8.52       $    10.40     $    11.78
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .06 1           .08 1          .03              .03            .09
Net realized and unrealized gain (loss)                    .85            1.07           2.23            (1.88)         (1.31)
                                                    ----------------------------------------------------------------------------
Total from investment operations                           .91            1.15           2.26            (1.85)         (1.22)
--------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.06)           (.08)            --             (.03)          (.12)
Distributions from net realized gain                     (1.19)          (1.00)            --               --           (.04)
                                                    ----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                          (1.25)          (1.08)            --             (.03)          (.16)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $    10.51      $    10.85     $    10.78       $     8.52     $    10.40
                                                    ============================================================================

--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                        8.20%          10.87% 3       26.53%          (17.79)%       (10.29)%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)            $   58,922      $   57,103     $   56,098       $   43,016     $   49,223
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $   54,643      $   54,905     $   48,017       $   45,669     $   50,147
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                     0.51%           0.74%          0.27%            0.36%          0.80%
Total expenses                                            0.75%           0.76%          0.84%            0.97%          0.80%
Expenses after payments and waivers and
reduction to custodian expenses                           0.75%           0.76%          0.84%            0.88%          0.76%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     75%             91%           108%              95%           116%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes a investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. 0.10% of the Fund's return consists of a voluntary payment to the Fund by the Manager. Excluding this payment, total return would have been 10.77%.

4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       32 | OPPENHEIMER EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Equity Fund, Inc. (the Fund), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek a high total return. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Directors. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, in the country that is identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by


                       33 | OPPENHEIMER EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Directors.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class.


                       34 | OPPENHEIMER EQUITY FUND, INC.

Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                              NET UNREALIZED
                                                                APPRECIATION
                                                            BASED ON COST OF
                                                              SECURITIES AND
     UNDISTRIBUTED    UNDISTRIBUTED         ACCUMULATED    OTHER INVESTMENTS
     NET INVESTMENT       LONG-TERM                LOSS   FOR FEDERAL INCOME
     INCOME                    GAIN    CARRYFORWARD 1,2         TAX PURPOSES
     -----------------------------------------------------------------------
         $7,718,835     $23,261,452                 $--         $411,168,424

1. During the fiscal year ended December 31, 2005, the Fund did not utilize any capital loss carryforward.

2. During the fiscal year ended December 31, 2004, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for December 31, 2005. Net assets of the Fund were unaffected by the reclassifications.

                                                                   REDUCTION
                                          INCREASE        TO ACCUMULATED NET
     INCREASE                   TO ACCUMULATED NET             REALIZED GAIN
     TO PAID-IN CAPITAL          INVESTMENT INCOME          ON INVESTMENTS 3
     -----------------------------------------------------------------------
     $2,638,236                           $409,295                $3,047,531

3. $2,638,236, including $2,054,072 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 was as follows:

                                           YEAR ENDED             YEAR ENDED
                                    DECEMBER 31, 2005      DECEMBER 31, 2004
     -----------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                $      55,468,823      $      47,446,573
     Long-term capital gain               226,603,905            194,577,790
                                    ------------------    ------------------
     Total                          $     282,072,728      $     242,024,363
                                    ==================    ==================


                       35 | OPPENHEIMER EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2005 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

          Federal tax cost of securities       $2,252,755,673
                                               ==============
          Gross unrealized appreciation        $  475,093,111
          Gross unrealized depreciation           (63,924,687)
                                               --------------
          Net unrealized appreciation          $  411,168,424
                                               ==============

--------------------------------------------------------------------------------
DIRECTORS' COMPENSATION. The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts to the extent they are not offset by positive cash balances maintained by the Fund. The Reduction to Custodian Expenses line item, if applicable, represents earn-


                       36 | OPPENHEIMER EQUITY FUND, INC.

ings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Fund has authorized 860 million shares of $0.10 par value capital stock. Transactions in shares of capital stock were as follows:

                           YEAR ENDED DECEMBER 31, 2005    YEAR ENDED DECEMBER 31, 2004
                                SHARES           AMOUNT         SHARES           AMOUNT
----------------------------------------------------------------------------------------
CLASS A
Sold                        19,117,161    $ 210,257,636     16,901,749    $ 185,192,613
Dividends and/or
distributions reinvested    21,344,622      227,960,561     18,039,458      192,300,622
Redeemed                   (31,315,542)    (343,375,467)   (37,463,254)    (413,784,554)
                           -------------------------------------------------------------
Net increase (decrease)      9,146,241    $  94,842,730     (2,522,047)   $ (36,291,319)
                           =============================================================

----------------------------------------------------------------------------------------
CLASS B
Sold                         2,073,392    $  21,912,342      2,437,456    $  25,911,712
Dividends and/or
distributions reinvested     2,061,271       21,148,674      2,123,242       21,954,332
Redeemed                    (8,682,017)     (91,888,262)   (10,696,846)    (113,768,351)
                           -------------------------------------------------------------
Net decrease                (4,547,354)   $ (48,827,246)    (6,136,148)   $ (65,902,307)
                           =============================================================

----------------------------------------------------------------------------------------
CLASS C
Sold                         1,101,782    $  11,640,730      1,135,960    $  12,073,146
Dividends and/or
distributions reinvested       748,437        7,678,961        615,613        6,365,440
Redeemed                    (1,619,832)     (17,161,218)    (1,580,226)     (16,708,598)
                           -------------------------------------------------------------
Net increase                   230,387    $   2,158,473        171,347    $   1,729,988
                           =============================================================

----------------------------------------------------------------------------------------
CLASS N
Sold                           723,526    $   7,879,430        450,447    $   4,860,232
Dividends and/or
distributions reinvested       183,266        1,933,460        129,327        1,364,409
Redeemed                      (524,199)      (5,661,411)      (380,457)      (4,130,483)
                           -------------------------------------------------------------
Net increase                   382,593    $   4,151,479        199,317    $   2,094,158
                           =============================================================


                       37 | OPPENHEIMER EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued
-------------------------------------------------------------------------------

                  YEAR ENDED DECEMBER 31, 2005    YEAR ENDED DECEMBER 31, 2004
                        SHARES          AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------
CLASS Y
Sold                 1,103,271    $ 12,277,652         918,917    $ 10,070,591
Dividends and/or
distributions
reinvested             588,012       6,279,970         492,374       5,253,631
Redeemed            (1,351,687)    (14,707,093)     (1,352,243)    (14,824,026)
                    -----------------------------------------------------------
Net increase           339,596    $  3,850,529          59,048    $    500,196
                    ===========================================================

-------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2005, were as follows:

                                           PURCHASES            SALES
           -----------------------------------------------------------
           Investment securities      $1,935,231,962   $2,223,588,087

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.75% of the first $100 million of average annual net assets of the Fund, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million and 0.50% of average annual net assets in excess of $500 million.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2005, the Fund paid $3,566,012 to OFS for services to the Fund.

      Additionally, Class Y shares are subject to minimum fees of $10,000 per annum for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor


                       38 | OPPENHEIMER EQUITY FUND, INC.

incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Directors and its independent directors must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at December 31, 2005 for Class C and Class N shares were $2,045,745 and $283,054, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                                              CLASS A          CLASS B          CLASS C          CLASS N
                             CLASS A       CONTINGENT       CONTINGENT       CONTINGENT       CONTINGENT
                           FRONT-END         DEFERRED         DEFERRED         DEFERRED         DEFERRED
                       SALES CHARGES    SALES CHARGES    SALES CHARGES    SALES CHARGES    SALES CHARGES
                         RETAINED BY      RETAINED BY      RETAINED BY      RETAINED BY      RETAINED BY
YEAR ENDED               DISTRIBUTOR      DISTRIBUTOR      DISTRIBUTOR      DISTRIBUTOR      DISTRIBUTOR
--------------------------------------------------------------------------------------------------------
December 31, 2005      $     412,352    $       1,076    $     399,047    $      11,012    $       8,055

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. LITIGATION

A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, OFS and the Distributor, as well as 51 of the Oppenheimer funds (as "Nominal Defendants") including the Fund, 30 present and former Directors or Trustees and 8 present and former officers of the funds. This complaint, initially filed in the U.S. District Court for the Southern District of New York on January 10, 2005 and amended on March 4, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the


                       39 | OPPENHEIMER EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. LITIGATION Continued

complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment Company Act of 1940 and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The defendants believe that the allegations contained in the Complaints are without merit and that they have meritorious defenses against the claims asserted. The defendants intend to defend these lawsuits vigorously and to contest any claimed liability. The defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.


                       40 | OPPENHEIMER EQUITY FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF OPPENHEIMER EQUITY FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Equity Fund, Inc., including the statement of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Equity Fund, Inc. as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
February 13, 2006


                       41 | OPPENHEIMER EQUITY FUND, INC.

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2006, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2005. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Capital gain distributions of $0.9878 per share were paid to Class A, Class B, Class C, Class N and Class Y shareholders, respectively, on December 14, 2005. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

      Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2005 which are not designated as capital gain distributions should be multiplied by 51.96% to arrive at the amount eligible for the corporate dividend-received deduction.

      A portion, if any, of the dividends paid by the Fund during the fiscal year ended December 31, 2005 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $32,149,789 of the Fund's fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2006, shareholders of record will receive information regarding the percentage of distributions that are eligible for lower individual income tax rates.

      Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended December 31, 2005, $190,349 or 2.19% of the ordinary distributions paid by the Fund qualifies as an interest related dividend and $46,789,776 or 100% of the short-term capital gain distribution paid by the Fund qualifies as a short-term capital gain dividend.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                       42 | OPPENHEIMER EQUITY FUND, INC.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                       43 | OPPENHEIMER EQUITY FUND, INC.

BOARD APPROVAL OF THE FUND'S INVESTMENT ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Directors (the "Board"), including a majority of the independent Directors, is required to determine whether to renew the Fund's investment advisory agreement (the "Agreement"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager's services, (ii) the investment performance of the Fund and the Manager,
(iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. Outlined below is a summary of the principal information considered by the Board as well as the Board's conclusions.

      NATURE, QUALITY, AND EXTENT OF SERVICES. The Board considered information on the nature and extent of the services provided to the Fund and information regarding the Manager's key personnel that provide such services. The Manager's duties include providing the Fund with the services of the portfolio managers and the Manager's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund's investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel that are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund's shares. The Manager also provides the Fund with office space, facilities and equipment.

      The Board also considered the quality of the services provided and the quality of the Manager's resources that are available to the Fund. The Board took account of the fact


                       44 | OPPENHEIMER EQUITY FUND, INC.

that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager's key personnel and the size and functions of its staff providing investment management services to the Fund. The Board also considered compliance reports from the Fund's Chief Compliance Officer. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Chris Leavy and David Poiesz and the Manager's Value and Growth investment teams and analysts. Messrs. Leavy and Poiesz have had over 13 and 26 years of experience, respectively, managing equity investments. The Board members also considered the totality of their experiences with the Manager, as directors or trustees of the Fund and other funds advised by the Manager. In light of the foregoing, the Board concluded that the Fund benefits from the services provided under the Agreement as a result of the Manager's experience, reputation, personnel, operations, and resources.

      INVESTMENT PERFORMANCE OF THE MANAGER AND THE FUND. During the year, the Manager provided information on the performance of the Fund and the Manager at each Board meeting, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to the performance of other large-cap core funds (including both funds advised by the Manager and funds advised by other investment advisers). The Board noted that the Fund's one-year, three-year, five-year and ten-year performance were all better than its peer group median.

      COSTS OF SERVICES AND PROFITS REALIZED BY THE MANAGER. The Board considered information regarding the Manager's costs in serving as the Fund's investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager's profitability from its relationship with the Fund. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also evaluated the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund, other large-cap core funds and other funds with comparable asset levels and distribution features. The Board noted that the Fund's contractual and actual management fees and its total expenses are all lower than its peer group average The Board also evaluated the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The Board noted


                       45 | OPPENHEIMER EQUITY FUND, INC.

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited / Continued
--------------------------------------------------------------------------------

that the Fund's contractual and actual management fees and total expenses are all lower than its peer group median and average In light of this, the Board concluded that the management fee was reasonable.

      ECONOMIES OF SCALE. The Board considered whether the Manager may realize economies of scale in managing and supporting the Fund, whether those economies of scale benefit the Fund's shareholders and the current level of Fund assets in relation to the Fund's management fee breakpoints, which are intended to share with shareholders economies of scale that may exist as the Fund grows.

      OTHER BENEFITS TO THE MANAGER. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager's affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered the nature and quality of services provided by affiliates of the Manager, which it reviews at other times during the year in connection with the renewal of the Fund's service agreements. The Board considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders.

      CONCLUSIONS. These factors were also considered by the independent Directors meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Directors. Fund counsel and the independent Directors' counsel are both independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Directors, decided to continue the advisory agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the factors together. The Board judged the terms and conditions of the advisory agreement, including the management fee, in light of all of the surrounding circumstances.


                       46 | OPPENHEIMER EQUITY FUND, INC.

DIRECTORS AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME, POSITION(S) HELD      PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS;
WITH THE FUND, LENGTH       OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD; NUMBER OF
OF SERVICE, AGE             PORTFOLIOS IN THE FUND COMPLEX CURRENTLY OVERSEEN

INDEPENDENT DIRECTORS       THE ADDRESS OF EACH DIRECTOR IN THE CHART BELOW IS
                            6803 S. TUCSON WAY, CENTENNIAL, COLORADO 80112-3924.
                            EACH DIRECTOR SERVES FOR AN INDEFINITE TERM, OR
                            UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH OR
                            REMOVAL.

WILLIAM L. ARMSTRONG,       Chairman of the following private mortgage banking
Chairman of the Board       companies: Cherry Creek Mortgage Company (since
of Directors (since 2003)   1991), Centennial State Mortgage Company (since
and Director (since 1999)   1994), and The El Paso Mortgage Company (since
Age: 68                     1993); Chairman of the following private
                            companies: Ambassador Media Corporation (since 1984) and Broadway Ventures (since 1984); Director of the following: Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), Campus
                            Crusade for Christ (since 1991) and The Lynde and
                            Harry Bradley Foundation, Inc. (non-profit organization) (since 2002); former Chairman of the following: Transland Financial Services, Inc.
                            (private mortgage banking company) (1997-2003),
                            Great Frontier Insurance (insurance agency)
                            (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier
                            Title (title insurance agency) (1995-2000); former
                            Director of the following: UNUMProvident
                            (insurance company) (1991-2004), Storage Technology
                            Corporation (computer equipment company) (1991-2003) and International Family Entertainment
                            (television channel) (1992-1997); U.S. Senator
                            (January 1979-January 1991). Oversees 38 portfolios in the OppenheimerFunds complex.

ROBERT G. AVIS,             Director and President of A.G. Edwards Capital, Inc.
Director (since 1993)       (General Partner of private equity funds) (until
Age: 74                     February 2001); Chairman, President and Chief
                            Executive Officer of A.G. Edwards Capital, Inc.
                            (until March 2000); Director of A.G. Edwards & Sons,
                            Inc. (brokerage company) (until 2000) and A.G.
                            Edwards Trust Company (investment adviser) (until
                            2000); Vice Chairman and Director of A.G. Edwards,
                            Inc. (until March 1999); Vice Chairman of A.G.
                            Edwards & Sons, Inc. (until March 1999); Chairman of
                            A.G. Edwards Trust Company (until March 1999) and
                            A.G.E. Asset Management (investment adviser) (until
                            March 1999). Oversees 38 portfolios in the
                            OppenheimerFunds complex.

GEORGE C. BOWEN,            Assistant Secretary and Director of Centennial Asset
Director (since 1998)       Management Corporation (December 1991-April 1999);
Age: 69                     President, Treasurer and Director of Centennial
                            Capital Corporation (June 1989-April 1999); Chief
                            Executive Officer and Director of MultiSource
                            Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager
                            (September 1987-April 1999). Oversees 38 portfolios in the OppenheimerFunds complex.

EDWARD L. CAMERON,          Member of The Life Guard of Mount Vernon (George
Director (since 1999)       Washington historical site) (since June 2000);
Age: 67                     Director of Genetic ID, Inc. (biotech company)
                            (March 2001-May 2002); Partner at
                            PricewaterhouseCoopers LLP (accounting firm) (July
                            1974-June 1999); Chairman of Price Waterhouse LLP
                            Global Investment Management Industry Services Group
                            (July 1994-June 1998). Oversees 38 portfolios in the OppenheimerFunds complex.

JON S. FOSSEL,              Director of UNUMProvident (insurance company) (since
Director (since 1990)       June 2002); Director of Northwestern Energy Corp.
Age: 64                     (public utility corporation) (since November 2004);
                            Director of P.R. Pharmaceuticals (October
                            1999-October 2003); Director of Rocky Mountain Elk
                            Foundation (non-profit organization) (February 1998-
                            February 2003); Chairman and Director (until October
                            1996) and President and Chief Executive Officer
                            (until October 1995) of the Manager; President,
                            Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp.


                       47 | OPPENHEIMER EQUITY FUND, INC.

DIRECTORS AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

JON S. FOSSEL,              ("OAC") (parent holding company of the Manager),
Continued                   Shareholders Services, Inc. and Shareholder
                            Financial Services, Inc. (until October 1995).
                            Oversees 38 portfolios in the OppenheimerFunds complex.

SAM FREEDMAN,               Director of Colorado Uplift (charitable
Director (since 1996)       organization) (since September 1984). Mr. Freedman
Age: 65                     held several positions with the Manager and with
                            subsidiary or affiliated companies of the Manager
                            (until October 1994). Oversees 38 portfolios in the OppenheimerFunds complex.

BEVERLY L. HAMILTON,        Trustee of Monterey Institute for International
Director (since 2002)       Studies (educational organization) (since February
Age: 59                     2000); Director of The California Endowment
                            (philanthropic organization) (since April 2002);
                            Director of Community Hospital of Monterey Peninsula
                            (since February 2002); Vice Chair of American Funds'
                            Emerging Markets Growth Fund, Inc. (mutual fund)
                            (since October 1991); President of ARCO Investment
                            Management Company (February 1991-April 2000);
                            Member of the investment committees of The
                            Rockefeller Foundation and The University of
                            Michigan; Advisor at Credit Suisse First Boston's
                            Sprout venture capital unit (venture capital fund)
                            (1994-January 2005); Trustee of MassMutual
                            Institutional Funds (investment company) (1996-June
                            2004); Trustee of MML Series Investment Fund
                            (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital
                            (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 38 portfolios in the OppenheimerFunds complex.

ROBERT J. MALONE,           Director of Jones International University
Director (since 2002)       (educational organization) (since August 2005);
Age: 61                     Chairman, Chief Executive Officer and Director of
                            Steele Street State Bank (commercial banking) (since
                            August 2003); Director of Colorado UpLIFT
                            (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S.
                            Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April
                            1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration)
                            (1997-February 2004). Oversees 38 portfolios in the
                            OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,   Trustee of MassMutual Select Funds (formerly
Director (since 2000)       MassMutual Institutional Funds) (investment company)
Age: 63                     (since 1996) and MML Series Investment Fund
                            (investment company) (since 1996), Trustee and
                            Chairman of the Investment Committee (since 1994) of the Worcester Polytech Institute (private university); President and Treasurer of the SIS
                            Funds (private charitable fund) (since January
                            1999); Chairman of SIS & Family Bank, F.S.B.
                            (formerly SIS Bank) (commercial bank) (January
                            1999-July 1999); Member of the Investment Committee of the Community Foundation of Western Massachusetts
                            (1998-2003); and Executive Vice President of Peoples
                            Heritage Financial Group, Inc. (commercial bank)
                            (January 1999-July 1999). Oversees 40 portfolios in the OppenheimerFunds complex.


                       48 | OPPENHEIMER EQUITY FUND, INC.

--------------------------------------------------------------------------------
INTERESTED DIRECTOR         THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL
AND OFFICER                 CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW YORK,
                            NEW YORK 10281-1008. MR. MURPHY SERVES AS A DIRECTOR
                            FOR AN INDEFINITE TERM, OR UNTIL HIS RESIGNATION,
                            RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR
                            AN ANNUAL TERM, OR UNTIL HIS RESIGNATION,
                            RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS AN
                            INTERESTED DIRECTOR DUE TO HIS POSITIONS WITH
                            OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,             Chairman, Chief Executive Officer and Director
President and Director      (since June 2001) and President (since September
(since 2001)                2000) of the Manager; President and Director or
Age: 56                     Trustee of other Oppenheimer funds; President and
                            Director of OAC and of Oppenheimer Partnership
                            Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of
                            OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (since November 2001); Chairman and
                            Director of Shareholder Services, Inc. and of
                            Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001);
                            President and Director of OppenheimerFunds Legacy
                            Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the
                            Manager: OFI Institutional Asset Management, Inc.,
                            Centennial Asset Management Corporation, Trinity
                            Investment Management Corporation and Tremont
                            Capital Management, Inc. (since November 2001),
                            HarbourView Asset Management Corporation and OFI
                            Private Investments, Inc. (since July 2001);
                            President (since November 2001) and Director (since
                            July 2001) of Oppenheimer Real Asset Management,
                            Inc.; Executive Vice President of Massachusetts
                            Mutual Life Insurance Company (OAC's parent company)
                            (since February 1997); Director of DLB Acquisition
                            Corporation (holding company parent of Babson
                            Capital Management LLC) (since June 1995); Member of the Investment Company Institute's Board of
                            Governors (since October 3, 2003); Chief Operating
                            Officer of the Manager (September 2000-June 2001);
                            President and Trustee of MML Series Investment Fund and MassMutual Select Funds (open-end investment companies) (November 1999-November 2001); Director of C.M. Life Insurance Company (September
                            1999-August 2000); President, Chief Executive
                            Officer and Director of MML Bay State Life Insurance
                            Company (September 1999-August 2000); Director of
                            Emerald Isle Bancorp and Hibernia Savings Bank
                            (wholly-owned subsidiary of Emerald Isle Bancorp)
                            (June 1989-June 1998). Oversees 87 portfolios in the
                            OppenheimerFunds complex.

--------------------------------------------------------------------------------
OTHER OFFICERS              THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE
OF THE FUND                 AS FOLLOWS: FOR MESSRS. LEAVY, POIESZ AND ZACK, TWO
                            WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW
                            YORK, NEW YORK 10281-1008, FOR MESSRS. VANDEHEY AND
                            WIXTED, 6803 S. TUCSON WAY, CENTENNIAL, COLORADO
                            80112-3924. EACH OFFICER SERVES FOR AN ANNUAL TERM
                            OR UNTIL HIS OR HER RESIGNATION, RETIREMENT DEATH OR
                            REMOVAL.

CHRISTOPHER LEAVY,          Senior Vice President of the Manager since September
Vice President and          2000; portfolio manager of Morgan Stanley Dean
Portfolio Manager           Witter Investment Management (1997-September 2000).
(since 2000)                An officer of 8 portfolios in the OppenheimerFunds
Age: 34                     complex.

DAVID POIESZ,               Senior Vice President of the Manager since June
Vice President and          2004; senior portfolio manager at Merrill Lynch.
Portfolio Manager           (October 2002-May 2004); founding partner of
(since 2004)                RiverRock, a hedge fund product; (April 1999-July
Age: 47                     2001); portfolio manager at Jennison Associates
                            (November 1992-March 1999). An officer of 2 portfolios in the OppenheimerFunds complex.


                       49 | OPPENHEIMER EQUITY FUND, INC.

DIRECTORS AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

MARK S. VANDEHEY,           Senior Vice President and Chief Compliance Officer
Vice President and          of the Manager (since March 2004); Vice President of
Chief Compliance Officer    OppenheimerFunds Distributor, Inc., Centennial Asset
(since 2004)                Management Corporation and Shareholder Services,
Age: 55                     Inc. (since June 1983); Vice President and Director
                            of Internal Audit of the Manager (1997-February
                            2004). An officer of 87 portfolios in the OppenheimerFunds complex.

BRIAN W. WIXTED,            Senior Vice President and Treasurer of the Manager
Treasurer and Principal     (since March 1999); Treasurer of the following:
Financial and Accounting    HarbourView Asset Management Corporation,
Officer (since 1999)        Shareholder Financial Services, Inc., Shareholder
Age: 46                     Services, Inc., Oppenheimer Real Asset Management
                            Corporation, and Oppenheimer Partnership Holdings,
                            Inc. (since March 1999), OFI Private Investments,
                            Inc. (since March 2000), OppenheimerFunds
                            International Ltd. and OppenheimerFunds plc (since
                            May 2000), OFI Institutional Asset Management, Inc.
                            (since November 2000), and OppenheimerFunds Legacy
                            Program (since June 2003); Treasurer and Chief
                            Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000);
                            Assistant Treasurer of the following: OAC (since
                            March 1999), Centennial Asset Management Corporation
                            (March 1999-October 2003) and OppenheimerFunds
                            Legacy Program (April 2000-June 2003); Principal and
                            Chief Operating Officer of Bankers Trust
                            Company-Mutual Fund Services Division (March
                            1995-March 1999). An officer of 87 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,             Executive Vice President (since January 2004) and
Vice President and          General Counsel (since March 2002) of the Manager;
Secretary (since 2001)      General Counsel and Director of the Distributor
Age: 57                     (since December 2001); General Counsel of Centennial
                            Asset Management Corporation (since December 2001);
                            Senior Vice President and General Counsel of
                            HarbourView Asset Management Corporation (since
                            December 2001); Secretary and General Counsel of OAC
                            (since November 2001); Assistant Secretary (since
                            September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and
                            OppenheimerFunds plc; Vice President and Director of
                            Oppenheimer Partnership Holdings, Inc. (since
                            December 2002); Director of Oppenheimer Real Asset
                            Management, Inc. (since November 2001); Senior Vice
                            President, General Counsel and Director of
                            Shareholder Financial Services, Inc. and Shareholder
                            Services, Inc. (since December 2001); Senior Vice
                            President, General Counsel and Director of OFI
                            Private Investments, Inc. and OFI Trust Company
                            (since November 2001); Vice President of
                            OppenheimerFunds Legacy Program (since June 2003);
                            Senior Vice President and General Counsel of OFI
                            Institutional Asset Management, Inc. (since November
                            2001); Director of OppenheimerFunds (Asia) Limited
                            (since December 2003); Senior Vice President (May
                            1985-December 2003), Acting General Counsel
                            (November 2001-February 2002) and Associate General
                            Counsel (May 1981-October 2001) of the Manager;
                            Assistant Secretary of the following: Shareholder
                            Services, Inc. (May 1985-November 2001), Shareholder
                            Financial Services, Inc. (November 1989-November
                            2001), and OppenheimerFunds International Ltd.
                            (September 1997-November 2001). An officer of 87 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S DIRECTORS AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1.800.525.7048.


                       50 | OPPENHEIMER EQUITY FUND, INC.


ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Edward L. Cameron, the Chairman of the Board's Audit Committee, and George C. Bowen, a member of the Board's Audit Committee, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as "audit committee financial experts," and has designated Messrs. Cameron and

Bowen as the Audit Committee's financial experts. Messrs. Cameron and Bowen are "independent" Directors pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)   Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $36,500 in fiscal 2005 and $35,500 in fiscal 2004.

(b)   Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $5,000 in fiscal 2005 and no such fees in fiscal 2004 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services: seed money audit.

(c)   Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(d)   All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

      The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

      Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

      (2) 100%

(f)   Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $5,000 in fiscal 2005 and no such fees in fiscal 2004 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

      o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

      o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

      o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

      o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

      The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

ITEM 11. CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of December 31, 2005, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
(b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)   (1) Exhibit attached hereto.

      (2) Exhibits attached hereto.

      (3) Not applicable.

(b)   Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Equity Fund, Inc.

By:   /s/ John  V. Murphy
      -------------------
      John  V. Murphy
      Principal Executive Officer
Date: February 14, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ John  V. Murphy
      -------------------
      John V. Murphy
      Principal Executive Officer
Date: February 14, 2006

By:   /s/ Brian W. Wixted
      -------------------
      Brian W. Wixted
      Principal Financial Officer
Date: February 14, 2006